Exhibit 10.1

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (“Amendment”) is dated as of October 24, 2018, and executed by SS GROWTH OPERATING PARTNERSHIP, L.P. and certain affiliated entities signatory hereto (hereinafter, collectively, “Borrower”), the Lenders, and KEYBANK NATIONAL ASSOCIATION, (hereinafter, the “Administrative Agent”), for itself and for the Lenders in consideration of mutual covenants contained herein and benefits to be derived herefrom.  Unless otherwise defined herein, capitalized terms used herein shall have the same meaning provided for in the Original Credit Agreement.

RECITALS

WHEREAS, Borrower, Administrative Agent and Lenders are parties to that certain Amended and Restated Credit Agreement dated as of December 20, 2017 (as amended, the “Original Credit Agreement”), whereby the Lenders have agreed to make revolving loans to Borrower in accordance with the terms and conditions of the Original Credit Agreement; and

WHEREAS, Borrower, Administrative Agent, and the Lenders, have agreed, on the conditions provided for herein, to amend certain terms and provisions of the Original Credit Agreement as set forth herein.

NOW, THEREFORE, in consideration of the above premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower and the Administrative Agent hereby covenant and agree as follows:

1.The definition of Maturity Date in the Original Credit Agreement is hereby deleted in its entirety and shall be replaced by the following:

““Maturity Date” means February 18, 2019.”

2.As of the date hereof and in accordance with Section 2.05 of the Original Credit Agreement, Borrower hereby reduces the amount of the Commitment pursuant to the Original Credit Agreement to $28,000,000.00.  In connection therewith Schedule 2.01 of the Original Credit Agreement is hereby replaced with Schedule 2.01 attached hereto and made a part hereof.

3.Extension Fee.  Borrower and Administrative Agent hereby agree that in connection with the extension of the Loan pursuant to this Amendment, Borrower shall pay an extension fee in an amount equal to $21,000.00 (seven and one-half (7.5) basis points of the aggregate Commitments of the Lenders).

4.Additional Representations and Warranties.  Each Borrower represents and warrants as follows:

(a)It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b)This Amendment has been duly executed and delivered by each Borrower and constitutes such Borrower’s legal, valid and binding obligations, enforceable in accordance with its terms.

(c)No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by Borrowers of this Amendment.

(d)The representations and warranties contained in Article III of the Original Credit Agreement are true and correct in all material respects on and as of the date hereof, with the same force and effect as if made on and as of the date hereof (except for any representations and warranties that expressly refer to another date, which shall be true and correct in all material respects as of such date).

(e)No Event of Default or Default under the Original Credit Agreement has occurred and is continuing on the date hereof.

5.Continuing Validity.  Except as expressly amended hereby, the remaining terms and conditions of the Original Credit Agreement shall continue in full force and effect.  All future references to the “Credit Agreement” shall be deemed to include references to the Original Credit Agreement, as amended by this Amendment.

6.Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto.

7.Multiple Counterparts.  For the purpose of facilitating the execution of this Amendment as herein provided and for other purposes, this Amendment may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute and be one and the same instrument.  Signatures delivered by facsimile or PDF shall have the same legal effect as originals.

8.GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, Borrower and Administrative Agent have caused this Amendment to be duly executed and delivered as a sealed instrument as of the date first written above.

BORROWER:

SS GROWTH OPERATING PARTNERSHIP, L.P.

a Delaware limited partnership

By:Strategic Storage Growth Trust, Inc.,

a Maryland corporation, its General Partner

By:/s/ H. Michael Schwartz

Name:H. Michael Schwartz

Title:Chief Executive Officer

SSGT 3252 N US HIGHWAY 1, LLC,

SSGT 4866 E RUSSELL RD, LLC,

SSGT 4349 S JONES BLVD, LLC

SSGT 1302 MARQUETTE DR, LLC

SSGT 1001 TOLLGATE RD, LLC

SSGT 1111 W GLADSTONE ST, LLC

SSGT 7760 LORRAINE AVE, LLC

SSGT 7211 ARLINGTON AVE, LLC

SSGT 3850 AIRPORT RD, LLC

SSGT 8239 BROADWAY ST, LLC

SSGT 1671 NORTHPARK DR, LLC

SSGT 500 LAREDO ST, LLC

SSGT BORDEN PARK, LLC

SSGT 6 SUN ISLAND RD, LLC

each a Delaware limited liability company

By:Strategic Storage Growth Trust, Inc.,

a Maryland corporation, its Manager

By:/s/ H. Michael Schwartz

Name:H. Michael Schwartz

Title:Chief Executive Officer

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

ADMINISTRATIVE AGENT AND LENDER:

KEYBANK NATIONAL ASSOCIATION

By:/s/ Christopher T. Neil

Name:Christopher T. Neil

Title:Vice President

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

GUARANTOR CONFIRMATION

The undersigned hereby acknowledges and consents to the foregoing First Amendment to Credit Agreement and acknowledges and agrees that the undersigned remains obligated for the various obligations and liabilities of Borrower to the Administrative Agent and the Lenders under the Amended and Restated Credit Agreement dated December 20, 2017, as amended, as provided for in that certain Amended and Restated Guaranty dated December 20, 2017, executed by the undersigned.

STRATEGIC STORAGE GROWTH TRUST, INC.,

a Maryland corporation

By:/s/ H. Michael Schwartz

Name:H. Michael Schwartz

Title: Chief Executive Officer

[Guarantor Confirmation Page to First Amendment to Amended and Restated Credit Agreement]

SCHEDULE 2.01

LENDERLOAN COMMITMENT

(Percentage)

KeyBank, National Association$28,000,000.00

(100%)

Schedule 2.01